UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number811-21309
 Advent Claymore Convertible Securities and Income Fund
(Exact name of registrant as specified in charter)

888 Seventh Ave, 31st Floor, New York, NY 10019
(Address of principal executive offices) (Zip code)
Robert White, Treasurer
888 Seventh Ave, 31st Floor, New York, NY 10019
(Name and address of agent for service)
Registrant's telephone number, including area code:   (212) 482-1600
Date of fiscal year end:  October 31
Date of reporting period:  November 1, 2017 - April 30, 2018

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM INVESTMENTS

ADVENT CAPITAL MANAGEMENT

CEF

April 30, 2018 (UNAUDITED)

AVK | SEMIANNUAL REPORT

Advent Claymore Convertible Securities and Income Fund

GUGGENHEIMINVESTMENTS.COM/AVK
...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT
CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/avk, you will find:
• Daily, weekly and monthly data on share prices, net asset values, dividends and more
• Portfolio overviews and performance analyses
• Announcements, press releases and special notices
• Fund and adviser contact information
Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	April 30, 2018

DEAR SHAREHOLDER
Tracy V. Maitland
President and Chief Executive Officer
We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund (the “Fund” or “AVK”). This report covers the Fund’s performance for the six months ended April 30, 2018.
Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Fund’s Investment Adviser. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds, and closed-end funds. As of April 30, 2018, Advent managed approximately $9 billion in assets.
Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the servicing agent to the Fund. The Servicing Agent is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums.
In March 2018, the Fund, Advent Claymore Convertible Securities and Income Fund II (AGC), and Advent/Claymore Enhanced Growth & Income Fund (LCM) announced that each Fund’s Board of Trustees had approved the mergers of each of AGC and LCM, respectively, with and into AVK. More information about the proposed mergers appears later in this report.
All AVK returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2018, the Fund generated a total return based on market price of -1.34% and a total return of -0.62% based on NAV. As of April 30, 2018, the Fund’s market price of $15.18 represented a discount of 9.86% to NAV of $16.84.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.

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DEAR SHAREHOLDER (Unaudited) continued	April 30, 2018

The Fund paid a distribution each month of the semiannual period. The most recent monthly distribution, $0.1172, represents an annualized distribution of 9.26% based upon the last closing market price of $15.18 on April 30, 2018. Please see the Q&A for more information on the expected distribution rate for the next 12 months.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(n) on page 47 for more information on distributions for the period.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 66 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.
We thank you for your investment in the Fund and we are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/avk.
Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the
Advent Claymore Convertible Securities and Income Fund
May 31, 2018

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QUESTIONS & ANSWERS (Unaudited)	April 30, 2018

The portfolio managers of Advent Claymore Convertible Securities and Income Fund (the “Fund” or “AVK”) are Tracy Maitland, Chief Investment Officer of Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) and Paul Latronica, Managing Director of Advent. They are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. In the following interview, the management team discusses the convertible securities and high yield markets and Fund performance for the six-month period ended April 30, 2018.
Please describe the Fund’s objective and management strategies.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities. Under normal market conditions, the Fund must invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in nonconvertible income securities. The Fund may invest without limitation in foreign securities.
The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as put options, forward exchange currency contracts, futures contracts, and swaps.
The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, shareholders’ return will be less than if financial leverage had not been used.
Please describe the Fund’s investment in private securities.
The Fund may invest up to 15% of its managed assets in privately offered convertible securities, privately offered non-convertible income securities and any attached or related privately offered warrants or equity-linked securities (collectively, “private securities”), which may include securities of private companies and privately issued securities of public companies. Advent does not expect to invest more than 2.5% of the Fund’s managed assets in any single private security at the time of investment. The Fund invests primarily in private securities to seek to enhance the Fund’s current income. Therefore, the Fund will invest in a private security only if the expected yield on such security at the time of investment exceeds the yield of specified public convertible and high yield bond benchmarks (currently the ICE Bank of America Merrill Lynch All U.S. Convertibles Index and ICE

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

Bank of America Merrill Lynch US High Yield Total Return Index). The Fund is not required to dispose of private securities in the event that relative yields change after the time of investment. Advent has recently determined to dedicate a portion of the Fund’s assets to investments in private securities as a component of the Fund’s overall investment strategy. Any such private securities investments will increase the percentage of the Fund’s assets invested in illiquid securities. In order to provide for further diversification, Advent intends to limit the number of private securities transactions the Fund makes in any given year and deploy the Fund’s overall allocation to private securities over the course of several years. The Fund’s investment in private securities are subject to certain additional risks, including private companies risk, conflicts of interest, lack of history in private investments, valuation risk, operational risks, completion risk and co-investment risk.
Discuss Advent’s investment approach.
Advent’s approach involves a core portfolio of convertible bonds that is managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Balanced Convertible Strategy, which seeks a high total return by investing in a portfolio of U.S. dollar convertible securities that provide equity-like returns while seeking to limit downside risk.
This core portfolio is supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy, which seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.
Advent uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities, and equities. This portion of the Fund’s portfolio incorporates leverage and operates as an asset-allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.
Please describe the economic and market environment over the last six months.
The U.S. and global economies mostly stayed buoyant and robust from October 2017 through April 2018. Fourth quarter 2017 U.S. Gross Domestic Product (“GDP”) grew at a 2.9% annualized rate, as enterprise spending and fixed investment, particularly in housing, accelerated. While first quarter 2018 GDP has been preliminarily reported at a slightly slower 2.2%, as durable goods orders decelerated and March weather held up economic output, signs are optimistic for the second quarter as of this writing, with both of the U.S. Federal Reserve (“Fed”) GDP trackers suggesting growth above 3.0%.
The passage of the Tax Cuts and Jobs Act of 2017 gave an extra accelerant to the equity markets with the reductions in corporate and personal income tax rates. However, the downside of an environment with higher budget deficits and rising cost inflation in both commodities and labor began to weigh on markets as 2018 progressed, with interest rates rising to conform with the Fed’s determination to normalize monetary policy, raise the Federal Funds rate above the rate of inflation, and slowly bring its balance sheet down. Such fears led to a sharp correction starting in late January, which markets were still digesting and attempting to recover from as the period ended.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

Overall returns for various convertible and equity indices were modestly positive for the six months, while straight bond indices were slightly negative, with the higher the rating quality (such as investment-grade), the greater the damage, given that the negative performance originated in duration rather than spread. U.S. convertible bonds, as portrayed by the ICE Bank of America Merrill Lynch All Convertibles Index, returned 2.11%, while U.S. high yield corporate bonds, as indicated by the ICE Bank of America Merrill Lynch High Yield Master II Index, returned -0.23%. The convertible index returned 55% of the S&P 500’s return of 3.80%, a ratio within its typical historical range despite the headwind from rising Treasury rates, and was helped by the convertible index’s higher exposure to the technology industry and mid-cap and smaller-cap companies compared with the larger-cap S&P 500.
How did the Fund perform in this environment?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2018, the Fund generated a total return based on market price of -1.34% and a total return of -0.62% based on NAV. As of April 30, 2018, the Fund’s market price of $15.18 represented a discount of 9.86% to NAV of $16.84. As of October 31, 2017, the Fund’s market price of $16.09 represented a discount of 8.74% to NAV of $17.63.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
What contributed to performance?
The Fund was close to unchanged on an NAV total return basis for the six months ended April 30, 2018, as its primary asset classes, U.S. equity and corporate bonds, both had returns close to break-even during the period. The first fiscal quarter experienced a continuation of the strong performance of the prior fiscal year that ended in October 2017, as the U.S. and global economies showed rapid growth, falling unemployment, and robust enterprise spending, and had the added boost of reductions in corporate tax rates, a highlight of the U.S. federal government tax bill passed in December 2017.
The second fiscal quarter reversed many of these gains, as fears of inflation accelerated, which boosted Treasury rates and borrowing rates and led investors to wonder how corporate profits would continue accelerating after the tax benefits phased into yearly growth comparisons, especially for industries with exposure to wage or commodity inflation. Convertible bond indices still had a net gain for the period, helped by exposure to the outperforming technology industry and better performance in mid-cap and small-cap market capitalization companies compared to large-cap indices. High yield corporate bonds were close to unchanged in the six months, as the coupon yield offset price declines from the fall in Treasury prices. The yield on the five-year U.S. Treasury, which has a duration most closely matching the high yield bond universe, rose from 2.02% to 2.80%.
A repricing of the Fund’s borrowing costs that occurred in the period during this interest rate environment also affected returns, as discussed later in this section.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

Please discuss the Fund’s proposed merger.
AVK, Advent Claymore Convertible Securities and Income Fund II (“AGC”), and Advent/Claymore Enhanced Growth & Income Fund (“LCM”), each a closed-end fund (together, the “Funds”), announced in March 2018 that each Fund’s Board of Trustees had approved the mergers outlined below.

Target Funds	Ticker	Acquiring Fund	Ticker
Advent Claymore Convertible Securities		Advent Claymore Convertible
and Income Fund II	AGC	Securities and Income Fund	AVK
Advent/Claymore Enhanced Growth &
Income Fund	LCM

The mergers are intended to provide potential benefits to common shareholders, including lower operating expenses and greater secondary market liquidity, among other things.
The Funds have similar (but not identical) investment policies. Following completion of the mergers, AVK will be the surviving fund and will continue to pursue its investment objective to provide total return through a combination of capital appreciation and current income by investing at least 80% of its managed assets in a diversified portfolio of convertible and non-convertible income-producing securities. In the event a merger is consummated, the combined fund will operate pursuant to the investment policies of AVK and AVK will adopt a non-fundamental investment policy not to invest more than 20% of its managed assets in illiquid securities.
It is currently expected that the mergers will be completed in the third of quarter of 2018, subject to required shareholder approvals and the satisfaction of applicable regulatory requirements and other customary closing conditions. Approval of the merger of AGC into AVK is not contingent upon approval of LCM into AVK, and likewise, approval of the merger of LCM into AVK is not contingent upon approval of AGC into AVK.
Shares of each Fund will consider approval of the mergers at the Funds’ joint annual meeting of shareholders, which will be held on July 20, 2018. The record date for the annual meeting was April 17, 2018. This document is not a solicitation of any vote, consent or proxy from any Fund shareholder. Solicitation of shareholder approval of the mergers is made only pursuant to a separate Joint Proxy Statement/Prospectus and other proxy materials filed with the SEC under applicable federal securities laws. Shareholders are urged to read the Joint Proxy Statement/Prospectus and any other proxy materials because they contain important information regarding the proposed mergers. Shareholders may obtain, free of charge, copies of these documents at the SEC’s website at www.sec.gov, by calling (800) 345-7999 or by writing to Guggenheim Funds Distributors, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.
Explain the Fund’s agreement with Saba Capital Management.
In April 2017, the Fund entered into an agreement (the “Agreement”) with Saba Capital Management, LP (“Saba”), pursuant to which Saba agreed to (1) tender all Shares of the Fund owned by it in the Tender Offer, (2) be bound by certain “standstill” covenants through the Fund’s 2019 annual meeting of shareholders, and (3) vote its Shares on all proposals submitted to shareholders in accordance with the recommendation of management through April 25, 2019. Also,

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

pursuant to the Agreement, the Fund agreed to declare and pay monthly distributions for 24 months following the date of the Agreement, representing an annualized distribution rate of not less than 8% of the Fund’s net asset value per Share, based on average month-end net asset value per Share over the prior 12 months, effective beginning with the May 2017 distribution.
Please discuss the Fund’s distributions.
The Fund paid a distribution each month of the semiannual period. Since May 2017, the Fund has declared and paid monthly distributions under the Agreement consistent with an annualized distribution rate of not less than 8% of NAV. The most recent monthly distribution, $0.1172, represents an annualized distribution of 9.26% based upon the last closing market price of $15.18 on April 30, 2018, and 8.35% based upon the last NAV price of $16.84 on April 30, 2018.
The Fund currently anticipates that some of the 2018 distributions will consist of income and some will be a return of capital. A final determination of the tax character of distributions paid by the Fund in 2018 will be reported to shareholders in January 2019 on form 1099-DIV.

Payable Date	Amount
November 30, 2017	$0.1154
December 29, 2017	$0.1160
January 31, 2018	$0.1164
February 28, 2018	$0.1170
March 29, 2018	$0.1172
April 30, 2018	$0.1172
Total	$0.6992

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund.
While the Fund generally seeks to pay distributions that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund’s investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital distribution decreases the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio.
Please see Note 2(n) on page 47 for more information on distributions for the period.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

How has the Fund’s leverage strategy affected performance?
As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
The Fund had $227 million in leverage outstanding as of April 30, 2018, approximately 40% of the Fund’s total managed assets; $130 million is in the form of a line of credit with Société Générale, and $97 million in a reverse repurchase agreement with Société Générale. Both forms of leverage have tranches that expire in December 2020 and December 2022, and the reverse repurchase agreement also has a floating tranche that varies with three-month London Interbank Offered Rate (LIBOR). The average interest rate of leverage varies with the floating rates and was 3.57% at April 30, 2018, a rise from the 1.95% average discussed in the 2017 annual report.
There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.
The NAV return for the Fund was below the cost of leverage for the period. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage was not beneficial to shareholders for the fiscal period as the cost of borrowing with rising LIBOR short-term rates and management’s decision to fix rates in the agreement to protect against even further rises in the coming years. The Fund secures a fixed rate for a majority of the leverage.
Advent continues to seek attractive and relatively lower-risk opportunities to invest borrowings that provide income above the cost of borrowing.
What was the impact of the Fund’s covered call strategy?
The income generated from writing covered call equity options depends on the volatility perceived in the markets at the time of writing. The Chicago Board Options Exchange Volatility Index (“VIX”), which averaged only 12.7 during the 2017 fiscal year, stayed in that range for the first part of the period and then rose sharply as the markets corrected starting in late January. As equity markets recovered some of the losses as the period ended, volatility for the most part fell back toward multiyear lows, with an average of 15.9 for the six-month period and from between 13 and 14 for most of May (after the period ended), a level close to the 12.7 fiscal 2017 average.
While the Fund raised its exposure to equities during the period, it did so anticipating that rises in volatility would not be a substantial source of income, given their low levels entering the period and the lack of expectation of recessionary conditions over the short and medium term. As a result, the levels of option writing remained low compared to the Fund’s historical volume of option writing, as the benefits of generating option premiums were deemed to be low compared to the upside in stocks, which an option sale would have signed away by placing a ceiling on the Fund’s gains in an equity position. Overall, the Fund’s policy of generating income from writing options against equity holdings will continue to have a modest effect on assisting the Fund to meet its distribution goals, the exact level of which depends on the level of the volatility in options markets and the upside outlook on individual equity holdings.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

How were the Fund’s total investments allocated among asset classes during the 6 months ended April 30, 2018, and what did this mean for performance?
On April 30, 2018, the Fund’s total investments were invested approximately 45.8% in convertible bonds, convertible preferred securities, and mandatory convertibles; 36.3% in corporate bonds; 13.5% in equities; 3.4% in cash and cash equivalents; and 1.0% in senior floating rate interests.
On October 31, 2017, the Fund’s total investments were invested approximately 47.8% in convertible bonds, convertible preferred securities, and mandatory convertibles; 39.5% in corporate bonds; 7.7% in equities; 3.9% in cash and cash equivalents; and 1.1% in senior floating rate interests.
The changes in asset allocation for the six months reflects a more positive short-term outlook on the U.S. markets since the passage of tax reform combined with strong economic growth to create an environment of accelerating corporate profits, which may continue the intermediate-term atmosphere of expanding earnings multiples. With the Fund’s borrowing costs having risen with the leverage refinancing described above, the Investment Adviser reallocated some lower-earning securities, whose spread to borrowing costs had become less attractive, toward more opportunistic equities in cyclical and growth industries.
International investments fell from 12.5% at October 2017 to 5.6% at April 2018. While economic growth remained healthy in most developed markets, the U.S. had the added boost from the tax reform bill accelerating corporate earnings growth and personal income. With interest rates rising and the repricing of many bond securities to higher yields, the Investment Adviser felt there were more opportunities for income and capital appreciation in the U.S. than foreign markets and thus reduced the international allocation.
The Investment Adviser also began classifying securities based on country of risk rather than incorporation, believing this more accurately represents an issuer’s geographic risk than incorporation, which can include some countries classified under smaller offshore countries, having incorporated there for tax or other technical reasons. This change explains some of the numerical comparison between October 2017 and April 2018.
Which investment decisions had the greatest effect on the Fund’s performance?
Convertibles continued to have positive returns thanks in part to above-average exposure to the technology sector, which continued appreciating on higher enterprise capital spending, especially in data center and cloud computing implementations. Convertibles in Intel Corp. (0.8% of long-term investments at period end) appreciated as the company enjoyed the fruits of restructuring plans and a new server product cycle that capitalized on higher demand for computing power in cloud applications. Software company ServiceNow, Inc. (0.6% of long-term investments at period end) and its convertibles continued a long period of appreciation as the company’s subscription-based offerings increased penetration into the operations aspects of customers in multiple industries, branching out from a beginning in technology help-desk usage. Mandatory convertibles in oil producer Hess Corp. (0.6% of long-term investments at period end) performed well not only because of rises in the underlying oil price but also as the company initiated a large stock buyback program and executed plans to divest non-core assets and return capital to shareholders. Involvement of an activist investor, which catalyzed some of the above moves, also helped the equity valuation.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

Stock held in retailer Macy’s, Inc. (not held at period end) rebounded after the sector’s difficult start to calendar 2017, as Macy’s gained credibility on plans to reinvigorate same-store-sales, reduce duplicative costs, and monetize some of its real estate base. Same-store-sales also benefitted from a stronger consumer discretionary spending environment. Stock held in another retailer, Target Corp. (not held at period end), also appreciated after the company’s successful holiday shopping season and continued strong online sales growth, with investors cheering plans to accelerate deployment of same-day delivery.
Individual and isolated situations tended to define the detractors. Convertibles in semiconductor consolidator Microchip Technology, Inc. (1.0% of long-term investments at period end) dragged lower as investors took pause with the risks from the company’s largest acquisition to date, Microsemi Corp., and the resulting large increase in debt. Mandatory convertibles of industrial conglomerate Belden, Inc. (1.0% of long-term investments at period end) declined as the company struggled with lumpy broadcast equipment sales and rising copper prices, a key input for its large copper wire business. Convertible bonds of satellite television provider DISH Network Corp. (0.4% of long-term investments at period end) fell as the company experienced greater subscriber losses and was unable to monetize any of its large-spectrum portfolio in the period. Finally, stock in equipment lessor United Rentals, Inc. (0.8% of long-term investments at period end) declined in what is best termed a valuation correction, as fears of a slowdown in non-residential construction arose with a deceleration in a key architectural billings indicator. However, United Rentals has continued to report strong earnings and benefits from higher oil prices given its exposure to energy construction projects.
Index Definitions
It is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.
The ICE Bank of America Merrill Lynch All U.S. Convertibles Index measures the return of all U.S. convertibles.
ICE Bank of America Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.
The ICE Bank of America Merrill Lynch U.S High Yield Corporate Bond Index includes USD-denominated, high yield, fixed-rate corporate securities. Securities are classified as high yield if the rating of Moody’s, Fitch, or S&P is Ba1/BB +/BB + or below.
S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.
VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

AVK Risks and Other Considerations
The views expressed in this report reflect those of the Investment Adviser only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.
Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.
Please see guggenheiminvestments.com/avk for a detailed discussion of the Fund’s risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 13

FUND SUMMARY (Unaudited)	April 30, 2018

Fund Statistics
Share Price	$15.18
Net Asset Value	$16.84
Discount to NAV	-9.86%
Net Assets ($000)	$337,626

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED APRIL 30, 2018

	Six Month	One	Three	Five	Ten
	(non-annualized)	Year	Year	Year	Year
Advent Claymore
Convertible Securities &
Income Fund
NAV	(0.62%)	5.16%	3.22%	4.42%	3.47%
Marzket	(1.34%)	4.14%	4.01%	4.56%	3.74%

Portfolio Breakdown	% of Net Assets
Investments:
Convertible Bonds	65.8%
Corporate Bonds	60.7%
Common Stocks	22.5%
Convertible Preferred Stocks	10.9%
Money Market Fund	5.7%
Senior Floating Rate Interests	1.8%
Total Investments	167.4%
Other Assets & Liabilities, net	(67.4%)
Net Assets	100.0%

Past performance does not guarantee future results and does not reflect the deductions of taxes that a shareholder would pay on fund distributions. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. All portfolio data is subject to change daily. For more information, please visit guggenheiminvestments.com/avk.
The above summaries are provided for informational purposes only and should not be viewed as recommendations.

14 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	April 30, 2018

All or a portion of the above distributions may be characterized as a return of capital. For the year ended October 31, 2017, 39% of the distributions were characterized as return of capital. As of April 30, 2018, 61% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2018 will be reported to shareholders in January 2019.

Country Breakdown	(% of Long-Term Investments)
United States	94.2%
Canada	1.5%
China	1.3%
Mexico	1.0%
Zambia	0.4%
Australia	0.4%
Monaco	0.3%
Germany	0.2%
United Kingdom	0.2%
France	0.2%
Netherlands	0.2%
Singapore	0.1%
Subject to change daily.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2018

	Shares	Value

COMMON STOCKS† – 22.5%
Consumer, Cyclical – 5.8%
Ford Motor Co.[1]	436,700	$ 4,908,508
Royal Caribbean Cruises Ltd.[1]	36,800	3,981,392
General Motors Co.[1]	104,200	3,828,308
Lowe’s Companies, Inc.[1]	42,700	3,519,761
Walmart, Inc.[1]	39,200	3,467,632
Total Consumer, Cyclical		19,705,601

Consumer, Non-cyclical – 4.7%
United Rentals, Inc.*,1	30,400	4,560,000
Merck & Company, Inc.[1]	64,300	3,785,341
Gilead Sciences, Inc.[1]	42,700	3,084,221
Amgen, Inc.[1]	16,403	2,861,996
Bunge Ltd.[1]	19,800	1,430,154
Total Consumer, Non-cyclical		15,721,712

Industrial – 4.5%
Caterpillar, Inc.[1]	40,600	5,861,016
United Parcel Service, Inc. — Class B1	50,100	5,686,350
Cummins, Inc.[1]	23,800	3,804,668
Total Industrial		15,352,034

Financial – 2.9%
Goldman Sachs Group, Inc.[1]	13,800	3,288,954
U.S. Bancorp[1]	61,200	3,087,540
Lazard Ltd. — Class A1	37,400	2,035,308
Synchrony Financial[1]	38,000	1,260,460
Total Financial		9,672,262

Technology – 1.8%
KLA-Tencor Corp.[1]	36,284	3,691,534
Texas Instruments, Inc.[1]	24,200	2,454,606
Total Technology		6,146,140

Communications – 1.7%
Verizon Communications, Inc.[1]	61,300	3,025,155
AT&T, Inc.[1]	85,000	2,779,500
Total Communications		5,804,655

Diversified – 0.6%
TPG Pace Energy Holdings Corp.*	170,500	1,865,270

Basic Materials – 0.3%
LyondellBasell Industries N.V.[1]	9,600	1,015,008

See notes to financial statements.

16 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

	Shares	Value

COMMON STOCKS† – 22.5% (continued)
Utilities – 0.2%
Dominion Energy, Inc.[1]	11,900	$ 792,064
Total Common Stocks
(Cost $80,343,707)		76,074,746

CONVERTIBLE PREFERRED STOCKS† – 10.9%
Industrial – 3.4%
Stanley Black & Decker, Inc.
5.38% due 05/15/20[1]	53,815	5,785,112
Belden, Inc.
6.75% due 07/15/19[1]	65,496	5,685,708
Total Industrial		11,470,820

Consumer, Non-cyclical – 2.6%
Becton Dickinson and Co.
6.13% due 05/01/20[1]	105,562	6,370,667
Bunge Ltd.
4.88%[1,7]	22,811	2,474,993
Total Consumer, Non-cyclical		8,845,660

Utilities – 1.9%
South Jersey Industries, Inc.
7.25% due 04/15/21[1]	58,354	3,063,001
NextEra Energy, Inc.
6.12% due 09/01/19	40,349	2,332,172
Sempra Energy
6.00% due 01/15/21[1]	9,436	969,263
Total Utilities		6,364,436

Financial – 1.6%
Crown Castle International Corp.
6.88% due 08/01/20[1]	3,285	3,369,400
Assurant, Inc.
6.50% due 03/15/21[1]	19,194	2,026,119
Total Financial		5,395,519

Energy – 1.4%
Hess Corp.
8.00% due 02/01/19[1]	48,055	3,142,802
WPX Energy, Inc.
6.25% due 07/31/18[1]	20,661	1,481,284
Total Energy		4,624,086
Total Convertible Preferred Stocks
(Cost $36,061,075)		36,700,521

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

	Face
	Amount~	Value

MONEY MARKET FUND† – 5.7%
Morgan Stanley Institutional Liquidity Government Portfolio 1.62%[2]	19,361,635	$ 19,361,635
Total Money Market Fund
(Cost $19,361,635)		19,361,635

CONVERTIBLE BONDS†† – 65.8%
Technology – 16.9%
Microchip Technology, Inc.
1.63% due 02/15/27[1]	5,058,000	5,717,057
Micron Technology, Inc.
3.00% due 11/15/43[1]	3,143,000	4,991,295
Intel Corp.
3.25% due 08/01/39[1]	1,717,000	4,268,505
Advanced Micro Devices, Inc.
2.13% due 09/01/26	2,556,000	3,972,824
ServiceNow, Inc.
due 06/01/22[1,3,4]	2,348,000	3,156,182
Lam Research Corp.
1.25% due 05/15/18	738,000	2,303,198
Evolent Health, Inc.
2.00% due 12/01/21	2,000,000	2,090,000
Nutanix, Inc.
due 01/15/23[1,3,4]	1,606,000	1,992,083
Integrated Device Technology, Inc.
0.88% due 11/15/22[1]	1,755,000	1,898,563
Lumentum Holdings, Inc.
0.25% due 03/15/24[1]	1,669,000	1,863,438
Cypress Semiconductor Corp.
4.50% due 01/15/22[1]	1,422,000	1,831,047
Verint Systems, Inc.
1.50% due 06/01/21[1]	1,857,000	1,807,602
Teradyne, Inc.
1.25% due 12/15/23[1]	1,428,000	1,745,680
ON Semiconductor Corp.
1.63% due 10/15/23[1]	1,193,000	1,539,469
Citrix Systems, Inc.
0.50% due 04/15/19[1]	1,063,000	1,528,585
Rambus, Inc.
1.38% due 02/01/23[4]	1,424,000	1,419,372
Nuance Communications, Inc.
1.25% due 04/01/25[1]	1,425,000	1,407,328
Everbridge, Inc.
1.50% due 11/01/22[1]	1,100,000	1,391,546
Apptio, Inc.
0.88% due 04/01/23[1,4]	1,354,000	1,381,080

See notes to financial statements.

18 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 65.8% (continued)
Technology – 16.9% (continued)
CSG Systems International, Inc.
4.25% due 03/15/36[1]	1,201,000	$ 1,294,683
Carbonite, Inc.
2.50% due 04/01/22	921,000	1,271,149
Western Digital Corp.
1.50% due 02/01/24[1,4]	1,132,000	1,184,059
Red Hat, Inc.
0.25% due 10/01/19[1]	479,000	1,063,084
Workday, Inc.
0.25% due 10/01/22[1,4]	961,000	1,039,322
Coupa Software, Inc.
0.38% due 01/15/23[1,4]	838,000	1,022,219
Guidewire Software, Inc.
1.25% due 03/15/25[1]	998,000	1,014,746
NXP Semiconductors N.V.
1.00% due 12/01/19[1]	811,000	962,150
HubSpot, Inc.
0.25% due 06/01/22[4]	645,000	823,181
Veeco Instruments, Inc.
2.70% due 01/15/23	676,000	602,676
Inphi Corp.
1.13% due 12/01/20[1]	506,000	520,547
Total Technology		57,102,670

Consumer, Non-cyclical – 12.2%
Exact Sciences Corp.
1.00% due 01/15/25[1]	5,168,000	5,051,719
Ionis Pharmaceuticals, Inc.
1.00% due 11/15/21[1]	3,647,000	3,647,442
Wright Medical Group, Inc.
2.00% due 02/15/20[1]	2,872,000	2,900,720
Jazz Investments I Ltd.
1.50% due 08/15/24[4]	1,807,000	1,789,237
1.88% due 08/15/21[1]	1,048,000	1,097,183
Euronet Worldwide, Inc.
1.50% due 10/01/44[1]	2,061,000	2,450,307
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/20[1]	2,067,000	2,330,425
NuVasive, Inc.
2.25% due 03/15/21[1]	2,011,000	2,223,412
Nevro Corp.
1.75% due 06/01/21	1,853,000	2,170,847
Neurocrine Biosciences, Inc.
2.25% due 05/15/24[1]	1,582,000	2,049,472

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 65.8% (continued)
Consumer, Non-cyclical – 12.2% (continued)
Insulet Corp.
1.38% due 11/15/24[1,4]	1,578,000	$ 1,789,057
Teladoc, Inc.
3.00% due 12/15/22[1,4]	1,435,000	1,777,521
Sarepta Therapeutics, Inc.
1.50% due 11/15/24[1,4]	1,226,000	1,573,620
Cardtronics, Inc.
1.00% due 12/01/20[1]	1,650,000	1,555,125
Anthem, Inc.
2.75% due 10/15/42[1]	463,000	1,500,409
Flexion Therapeutics, Inc.
3.38% due 05/01/24[1]	1,145,000	1,404,404
Clovis Oncology, Inc.
2.50% due 09/15/21[1]	847,000	916,467
1.25% due 05/01/25[1]	444,000	402,161
Medicines Co.
2.75% due 07/15/23	1,206,000	1,121,323
Insmed, Inc.
1.75% due 01/15/25[1]	1,068,000	1,001,017
Supernus Pharmaceuticals, Inc.
0.63% due 04/01/23[1,4]	754,000	821,669
Horizon Pharma Investment Ltd.
2.50% due 03/15/22[1]	891,000	805,085
LendingTree, Inc.
0.63% due 06/01/22[1,4]	389,000	511,076
Alder Biopharmaceuticals, Inc.
2.50% due 02/01/25[1]	342,000	338,375
Total Consumer, Non-cyclical		41,228,073

Communications – 10.0%
Finisar Corp.
0.50% due 12/15/36[1]	3,500,000	3,158,512
0.50% due 12/15/33[1]	1,531,000	1,521,433
Liberty Media Corp.
1.38% due 10/15/23	2,089,000	2,406,737
2.25% due 09/30/46	1,807,000	1,902,675
Booking Holdings, Inc.
0.35% due 06/15/20[1]	1,948,000	3,261,809
0.90% due 09/15/21	287,000	363,428
Liberty Expedia Holdings, Inc.
1.00% due 06/30/47[1,4]	2,855,000	2,799,685
Ciena Corp.
4.00% due 12/15/20	1,590,000	2,235,107
DISH Network Corp.
3.38% due 08/15/26[1]	2,319,000	2,110,339

See notes to financial statements.

20 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 65.8% (continued)
Communications – 10.0% (continued)
Ctrip.com International Ltd.
1.00% due 07/01/20[1]	1,861,000	$ 1,927,438
Okta, Inc.
0.25% due 02/15/23[1,4]	1,448,000	1,663,789
Zendesk, Inc.
0.25% due 03/15/23[1,4]	1,555,000	1,613,934
Proofpoint, Inc.
0.75% due 06/15/20[1]	997,000	1,509,245
Weibo Corp.
1.25% due 11/15/22[1,4]	1,321,000	1,499,071
Etsy, Inc.
due 03/01/23[1,3,4]	1,232,000	1,342,110
Liberty Interactive LLC
1.75% due 09/30/46[1,4]	1,188,000	1,248,588
IAC FinanceCo, Inc.
0.88% due 10/01/22[1,4]	953,000	1,169,347
Quotient Technology, Inc.
1.75% due 12/01/22[1,4]	1,052,000	1,110,037
Viavi Solutions, Inc.
1.00% due 03/01/24[1]	1,070,000	1,076,484
Total Communications		33,919,768

Industrial – 8.0%
Greenbrier Companies, Inc.
2.88% due 02/01/24[1]	5,638,000	6,098,247
Cemex SAB de CV
3.72% due 03/15/20[1]	5,368,000	5,533,949
Atlas Air Worldwide Holdings, Inc.
1.88% due 06/01/24[1]	3,663,000	4,526,376
Dycom Industries, Inc.
0.75% due 09/15/21[1]	2,431,000	3,000,787
OSI Systems, Inc.
1.25% due 09/01/22	1,860,000	1,687,950
Arconic, Inc.
1.63% due 10/15/19[1]	1,652,000	1,652,502
Air Transport Services Group, Inc.
1.13% due 10/15/24[1,4]	1,572,000	1,493,168
Chart Industries, Inc.
1.00% due 11/15/24[4]	1,055,000	1,219,564
Patrick Industries, Inc.
1.00% due 02/01/23[1,4]	1,135,000	1,094,192
BW Group Ltd.
1.75% due 09/10/19	600,000	571,500
Total Industrial		26,878,235

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 65.8% (continued)
Financial – 7.9%
Altaba, Inc.
due 12/01/18[1,3]	3,332,000	$ 4,403,125
Colony NorthStar, Inc.
3.88% due 01/15/21	3,625,000	3,416,526
Forest City Realty Trust, Inc.
4.25% due 08/15/18	2,820,000	2,868,541
IH Merger Sub LLC
3.00% due 07/01/19[1]	1,447,000	1,843,044
3.50% due 01/15/22[1]	898,000	1,020,724
PRA Group, Inc.
3.50% due 06/01/23[4]	1,585,000	1,654,535
3.00% due 08/01/20	850,000	817,594
Starwood Property Trust, Inc.
4.00% due 01/15/19[1]	1,889,000	2,031,060
Air Lease Corp.
3.88% due 12/01/18	1,167,000	1,699,230
Blackstone Mortgage Trust, Inc.
4.75% due 03/15/23[1]	1,541,000	1,509,627
Empire State Realty OP, LP
2.63% due 08/15/19[1,4]	1,170,000	1,208,610
Deutsche Bank AG
1.00% due 05/01/23[1]	1,185,000	1,189,372
Arbor Realty Trust, Inc.
5.38% due 11/15/20	1,036,000	1,051,696
Extra Space Storage, LP
3.13% due 10/01/35[1,4]	932,000	1,040,578
BofA Finance LLC
0.25% due 05/01/23[1]	932,000	915,718
Total Financial		26,669,980

Consumer, Cyclical – 5.0%
Tesla, Inc.
1.25% due 03/01/21[1]	2,158,000	2,223,858
2.38% due 03/15/22[1]	905,000	998,055
Navistar International Corp.
4.75% due 04/15/19[1]	3,042,000	3,136,360
Meritor, Inc.
3.25% due 10/15/37[1,4]	3,020,000	3,006,259
Caesars Entertainment Corp.
5.00% due 10/01/24[1]	1,445,000	2,541,466
China Lodging Group Ltd.
0.38% due 11/01/22[1,4]	1,622,000	1,751,077
RH
due 07/15/20[1,3,4]	1,150,000	1,197,044

See notes to financial statements.

22 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 65.8% (continued)
Consumer, Cyclical – 5.0% (continued)
Marriott Vacations Worldwide Corp.
1.50% due 09/15/22[1,4]	1,070,000	$ 1,129,608
Live Nation Entertainment, Inc.
2.50% due 03/15/23[1,4]	991,000	980,604
Total Consumer, Cyclical		16,964,331

Energy – 4.2%
Weatherford International Ltd.
5.88% due 07/01/21[1]	4,563,000	4,347,362
Oasis Petroleum, Inc.
2.63% due 09/15/23[1]	1,538,000	1,815,148
PDC Energy, Inc.
1.13% due 09/15/21[1]	1,628,000	1,637,605
Chesapeake Energy Corp.
5.50% due 09/15/26	1,797,000	1,578,844
Oil States International, Inc.
1.50% due 02/15/23[1,4]	1,086,000	1,208,174
Helix Energy Solutions Group, Inc.
4.13% due 09/15/23[1]	908,000	1,050,279
Green Plains, Inc.
4.13% due 09/01/22	1,043,000	1,043,000
Whiting Petroleum Corp.
1.25% due 04/01/20[1]	964,000	923,035
Ensco Jersey Finance Ltd.
3.00% due 01/31/24[1]	627,000	534,672
Total Energy		14,138,119

Basic Materials – 0.9%
AK Steel Corp.
5.00% due 11/15/19	1,151,000	1,371,616
Pretium Resources, Inc.
2.25% due 03/15/22	1,059,000	921,330
Cleveland-Cliffs, Inc.
1.50% due 01/15/25[1]	644,000	725,512
Total Basic Materials		3,018,458

Utilities – 0.7%
CenterPoint Energy, Inc.
3.40% due 09/15/29[5]	35,103	2,276,430
Total Convertible Bonds
(Cost $206,563,562)		222,196,064

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

	Face
	Amount~	Value

CORPORATE BONDS†† – 60.7%
Consumer, Cyclical – 15.6%
GameStop Corp.
6.75% due 03/15/21[1,4]	4,676,000	$ 4,757,830
Vista Outdoor, Inc.
5.88% due 10/01/23[1]	2,814,000	2,638,125
Staples, Inc.
8.50% due 09/15/25[1,4]	2,677,000	2,509,688
Scientific Games International, Inc.
10.00% due 12/01/22[1]	1,976,000	2,137,143
5.00% due 10/15/25[1,4]	363,000	351,547
Dana Financing Luxembourg Sarl
6.50% due 06/01/26[1,4]	2,070,000	2,152,800
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50% due 02/15/23[1,4]	1,993,000	2,067,737
Tempur Sealy International, Inc.
5.63% due 10/15/23[1]	2,000,000	2,020,000
Scotts Miracle-Gro Co.
6.00% due 10/15/23[1]	1,901,000	1,998,008
Dollar Tree, Inc.
5.75% due 03/01/23[1]	1,901,000	1,983,598
William Carter Co.
5.25% due 08/15/21[1]	1,930,000	1,964,981
Navistar International Corp.
6.63% due 11/01/25[1,4]	1,850,000	1,928,625
Mattamy Group Corp.
6.88% due 12/15/23[1,4]	1,157,000	1,194,602
6.50% due 10/01/25[1,4]	723,000	724,808
Hanesbrands, Inc.
4.63% due 05/15/24[1,4]	1,948,000	1,889,560
Six Flags Entertainment Corp.
4.88% due 07/31/24[1,4]	1,469,000	1,439,179
5.50% due 04/15/27[1,4]	433,000	430,835
Delphi Technologies plc
5.00% due 10/01/25[1,4]	1,810,000	1,745,519
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC
7.50% due 05/01/25[4]	1,102,000	1,132,305
5.38% due 05/01/23[4]	EUR 403,000	499,077
Wolverine World Wide, Inc.
5.00% due 09/01/26[1,4]	1,688,000	1,618,370
Churchill Downs, Inc.
4.75% due 01/15/28[1,4]	1,692,000	1,603,170
TRI Pointe Group Inc. / TRI Pointe Homes Inc.
4.38% due 06/15/19[1]	1,558,000	1,567,737
Speedway Motorsports, Inc.
5.13% due 02/01/23[1]	1,559,000	1,555,103

See notes to financial statements.

24 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

	Face
	Amount~	Value

CORPORATE BONDS†† – 60.7% (continued)
Consumer, Cyclical – 15.6% (continued)
Goodyear Tire & Rubber Co.
5.13% due 11/15/23[1]	1,546,000	$ 1,542,135
National CineMedia LLC
6.00% due 04/15/22[1]	1,494,000	1,523,880
Carlson Travel, Inc.
9.50% due 12/15/24[1,4]	1,462,000	1,326,765
American Greetings Corp.
8.75% due 04/15/25[1,4]	1,451,000	1,324,038
United Continental Holdings, Inc.
6.00% due 12/01/20[1]	1,000,000	1,054,800
Caesars Resort Collection LLC / CRC Finco, Inc.
5.25% due 10/15/25[1,4]	978,000	936,435
Beacon Roofing Supply, Inc.
4.88% due 11/01/25[1,4]	964,000	915,800
Suburban Propane Partners, LP / Suburban Energy Finance Corp.
5.50% due 06/01/24[1]	880,000	851,400
Levi Strauss & Co.
5.00% due 05/01/25[1]	710,000	717,100
American Axle & Manufacturing, Inc.
6.25% due 03/15/26[1]	616,000	611,380
Total Consumer, Cyclical		52,714,080

Consumer, Non-cyclical – 11.6%
Valeant Pharmaceuticals International, Inc.
5.88% due 05/15/23[1,4]	3,142,000	2,898,495
6.13% due 04/15/25[4]	2,550,000	2,309,586
HCA, Inc.
5.25% due 04/15/25[1]	3,452,000	3,503,780
6.50% due 02/15/20[1]	1,448,000	1,516,780
Encompass Health Corp.
5.75% due 09/15/25[1]	2,126,000	2,184,465
5.75% due 11/01/24[1]	2,000,000	2,042,500
Tenet Healthcare Corp.
4.63% due 07/15/24[1,4]	2,038,000	1,974,516
4.38% due 10/01/21[1]	800,000	792,000
Cardtronics, Inc.
5.13% due 08/01/22[1]	2,500,000	2,437,500
Spectrum Brands, Inc.
5.75% due 07/15/25[1]	2,420,000	2,429,801
Molina Healthcare, Inc.
5.38% due 11/15/22[1]	2,200,000	2,211,000
Cardtronics Inc. / Cardtronics USA Inc.
5.50% due 05/01/25[1,4]	2,287,000	2,132,627
United Rentals North America, Inc.
5.50% due 05/15/27[1]	2,052,000	2,046,870

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

	Face
	Amount~	Value

CORPORATE BONDS†† – 60.7% (continued)
Consumer, Non-cyclical – 11.6% (continued)
Ritchie Bros Auctioneers, Inc.
5.38% due 01/15/25[1,4]	1,827,000	$ 1,822,433
Land O’Lakes Capital Trust I
7.45% due 03/15/28[1,4]	1,500,000	1,710,000
Greatbatch Ltd.
9.13% due 11/01/23[4]	1,485,000	1,607,513
Pilgrim’s Pride Corp.
5.75% due 03/15/25[1,4]	1,446,000	1,417,080
Sotheby’s
4.88% due 12/15/25[1,4]	1,448,000	1,400,940
DaVita, Inc.
5.00% due 05/01/25[1]	1,161,000	1,103,182
Central Garden & Pet Co.
6.13% due 11/15/23[1]	798,000	835,905
Charles River Laboratories International, Inc.
5.50% due 04/01/26[1,4]	540,000	550,638
Revlon Consumer Products Corp.
6.25% due 08/01/24	576,000	348,480
Land O’ Lakes, Inc.
6.00% due 11/15/22[1,4]	19,000	20,516
Total Consumer, Non-cyclical		39,296,607

Energy – 7.6%
PDC Energy, Inc.
5.75% due 05/15/26[1,4]	1,687,000	1,701,761
6.13% due 09/15/24[1]	688,000	708,640
Parsley Energy LLC / Parsley Finance Corp.
5.63% due 10/15/27[1,4]	2,170,000	2,202,550
SESI LLC
7.75% due 09/15/24[1,4]	1,929,000	2,001,337
CNX Resources Corp.
8.00% due 04/01/23[1]	1,891,000	1,990,278
Diamondback Energy, Inc.
4.75% due 11/01/24[1]	1,941,000	1,937,991
WPX Energy, Inc.
5.25% due 09/15/24[1]	1,911,000	1,934,888
Genesis Energy LP / Genesis Energy Finance Corp.
6.25% due 05/15/26[1]	1,929,000	1,847,017
PBF Holding Company LLC / PBF Finance Corp.
7.25% due 06/15/25[1]	1,686,000	1,753,440
Continental Resources, Inc.
5.00% due 09/15/22[1]	1,687,000	1,718,631
Oasis Petroleum, Inc.
6.25% due 05/01/26[1,4]	1,687,000	1,693,326

See notes to financial statements.

26 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

	Face
	Amount~	Value

CORPORATE BONDS†† – 60.7% (continued)
Energy – 7.6% (continued)
Parkland Fuel Corp.
6.00% due 04/01/26[1,4]	1,446,000	$ 1,449,615
Nabors Industries, Inc.
5.75% due 02/01/25[1,4]	1,462,000	1,387,073
Cheniere Corpus Christi Holdings LLC
5.13% due 06/30/27[1]	1,385,000	1,355,569
PBF Logistics Limited Partnership / PBF Logistics Finance Corp.
6.88% due 05/15/23[1]	880,000	893,200
CONSOL Energy, Inc.
11.00% due 11/15/25[1,4]	821,000	864,103
Alliance Resource Operating Partners Limited Partnership / Alliance Resource Finance Corp.
7.50% due 05/01/25[1,4]	261,000	276,007
Total Energy		25,715,426

Communications – 6.9%
Sprint Corp.
7.88% due 09/15/23[1]	2,000,000	2,150,000
7.63% due 02/15/25[1]	1,959,000	2,066,745
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91% due 07/23/25[1]	2,617,000	2,662,962
CBS Radio, Inc.
7.25% due 11/01/24[1,4]	2,249,000	2,293,980
CenturyLink, Inc.
6.75% due 12/01/23[1]	2,011,000	2,005,972
Sirius XM Radio, Inc.
5.38% due 07/15/26[1,4]	1,974,000	1,944,390
Hughes Satellite Systems Corp.
6.50% due 06/15/19[1]	1,718,000	1,775,982
DISH DBS Corp.
7.75% due 07/01/26[1]	895,000	817,247
6.75% due 06/01/21[1]	800,000	798,000
CommScope, Inc.
5.50% due 06/15/24[1,4]	1,500,000	1,531,875
Frontier Communications Corp.
7.63% due 04/15/24	1,688,000	1,118,300
Inmarsat Finance plc
6.50% due 10/01/24[1,4]	1,117,000	1,097,453
Altice France S.A.
7.38% due 05/01/26[1,4]	1,034,000	1,005,565
Tribune Media Co.
5.88% due 07/15/22[1]	935,000	951,363
CB Escrow Corp.
8.00% due 10/15/25[1,4]	965,000	921,575
Total Communications		23,141,409

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

	Face
	Amount~	Value

CORPORATE BONDS†† – 60.7% (continued)
Basic Materials – 6.6%
Commercial Metals Co.
5.75% due 04/15/26	1,884,000	$ 1,891,065
4.88% due 05/15/23[1]	1,653,000	1,636,602
First Quantum Minerals Ltd.
6.88% due 03/01/26[1,4]	2,049,000	1,951,673
6.50% due 03/01/24[4]	496,000	473,035
NOVA Chemicals Corp.
5.00% due 05/01/25[1,4]	2,345,000	2,262,925
TPC Group, Inc.
8.75% due 12/15/20[1,4]	2,226,000	2,226,000
FMG Resources August 2006 Pty Ltd.
5.13% due 05/15/24[1,4]	1,774,000	1,758,478
9.75% due 03/01/22[1,4]	173,638	191,457
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[1,4]	1,851,000	1,934,295
Compass Minerals International, Inc.
4.88% due 07/15/24[1,4]	1,845,000	1,785,037
Alcoa Nederland Holding B.V.
6.75% due 09/30/24[1,4]	1,480,000	1,594,715
Kaiser Aluminum Corp.
5.88% due 05/15/24[1]	1,162,000	1,199,765
Tronox Finance plc
5.75% due 10/01/25[1,4]	1,085,000	1,057,875
Tronox, Inc.
6.50% due 04/15/26[1,4]	1,004,000	998,980
AK Steel Corp.
7.50% due 07/15/23[1]	900,000	949,500
Kraton Polymers LLC / Kraton Polymers Capital Corp.
10.50% due 04/15/23[1,4]	480,000	532,200
Total Basic Materials		22,443,602

Industrial – 6.1%
MasTec, Inc.
4.88% due 03/15/23[1]	2,612,000	2,606,254
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc.
8.13% due 11/15/21[1,4]	3,089,000	2,517,535
Cleaver-Brooks, Inc.
7.88% due 03/01/23[1,4]	2,225,000	2,302,875
TransDigm, Inc.
6.38% due 06/15/26[1]	2,276,000	2,293,070
Louisiana-Pacific Corp.
4.88% due 09/15/24[1]	2,151,000	2,140,245
Ball Corp.
4.38% due 12/15/20[1]	965,000	984,300
4.88% due 03/15/26[1]	965,000	965,000

See notes to financial statements.

28 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

	Face
	Amount~	Value

CORPORATE BONDS†† – 60.7% (continued)
Industrial – 6.1% (continued)
Energizer Holdings, Inc.
5.50% due 06/15/25[1,4]	1,925,000	$ 1,915,375
CNH Industrial Capital LLC
3.38% due 07/15/19[1]	1,902,000	1,911,510
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.
7.38% due 01/15/22[4]	1,985,000	1,511,081
Xerium Technologies, Inc.
9.50% due 08/15/21[1]	1,084,000	1,132,780
Jeld-Wen, Inc.
4.63% due 12/15/25[1,4]	120,000	115,200
4.88% due 12/15/27[1,4]	120,000	113,400
Apergy Corp.
6.38% due 05/01/26[4]	121,000	122,966
Total Industrial		20,631,591

Technology – 3.8%
West Corp.
8.50% due 10/15/25[1,4]	2,524,000	2,448,280
Seagate HDD Cayman
4.75% due 01/01/25[1]	2,397,000	2,328,998
Qorvo, Inc.
6.75% due 12/01/23[1]	1,898,000	2,023,743
NCR Corp.
5.00% due 07/15/22[1]	1,750,000	1,745,625
First Data Corp.
5.38% due 08/15/23[1,4]	1,565,000	1,599,899
Dell, Inc.
5.88% due 06/15/19[1]	1,480,000	1,518,850
ACI Worldwide, Inc.
6.38% due 08/15/20[1,4]	1,000,000	1,012,300
Total Technology		12,677,695

Financial – 1.9%
Credit Acceptance Corp.
7.38% due 03/15/23[1]	2,158,000	2,265,900
Navient Corp.
5.50% due 01/15/19[1]	1,674,000	1,701,621
Radian Group, Inc.
7.00% due 03/15/21	1,448,000	1,554,790
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[1,4]	976,000	973,267
Total Financial		6,495,578

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 60.7% (continued)
Utilities – 0.6%
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27[1]	1,929,000	$ 1,866,308
Total Corporate Bonds
(Cost $206,070,297)		204,982,296
SENIOR FLOATING RATE INTERESTS††,6 – 1.8%
Consumer, Cyclical – 0.8%
PetSmart, Inc.
5.35% (3 Month USD LIBOR + 3.00%) due 03/11/22	2,176,345	1,710,244
Intrawest Resorts Holdings, Inc.
5.61% (3 Month USD LIBOR + 3.00%) due 07/31/24	1,072,212	1,076,233
Total Consumer, Cyclical		2,786,477
Communications – 0.5%
Sprint Communications, Inc.
4.43% (3 Month USD LIBOR + 2.50%) due 02/02/24	1,640,430	1,646,582
Consumer, Non-cyclical – 0.5%
SUPERVALU, Inc.
5.79% (3 Month USD LIBOR + 3.50%) due 06/08/24	1,534,500	1,519,155
Total Senior Floating Rate Interests
(Cost $6,429,959)		5,952,214
Total Investments – 167.4%
(Cost $554,830,235)		$ 565,267,476
Other Assets & Liabilities, net – (67.4)%		(227,641,196)
Total Net Assets – 100.0%		$ 337,626,280

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
			Settlement	Settlement	Value at	Net Unrealized
Counterparty	Contracts to Sell	Currency	Date	Value	April 30, 2018	Depreciation
Bank of New York Mellon	210,000	CAD	06/14/18	$163,947	$163,988	$(41)

			Settlement	Settlement	Value at	Net Unrealized
Counterparty	Contracts to Buy	Currency	Date	Value	April 30, 2018	Appreciation
Bank of New York Mellon	210,000	CAD	06/14/18	$160,759	$163,988	$3,229

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 2.
††	Value determined based on Level 2 inputs — See Note 2.

See notes to financial statements.

30 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

1
All or a portion of these securities have been physically segregated in connection with borrowings and  reverse repurchase agreements. As of April 30, 2018, the total value of securities segregated was $465,510,670.

2	Rate indicated is the 7 day yield as of April 30, 2018.
3	Zero coupon rate security.
4
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $151,763,209 (cost $149,043,598), or 45.0% of total net assets.

5	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
6
Variable rate security. Rate indicated is the rate effective at April 30, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

7	Perpetual maturity.

plc	Public Limited Company
LIBOR	London Interbank Offered Rate
CAD	Canadian Dollar
EUR	Euro

See Sector Classification in Other Information section.
The following table summarizes the inputs used to value the Fund’s investments at April 30, 2018 (See Note 2 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$76,074,746	$—	$—	$76,074,746
Convertible Bonds	—	222,196,064	—	222,196,064
Convertible Preferred Stocks	36,700,521	—	—	36,700,521
Corporate Bonds	—	204,982,296	—	204,982,296
Forward Foreign Currency
Exchange Contracts*	—	3,229	—	3,229
Money Market Fund	19,361,635	—	—	19,361,635
Senior Floating Rate Interests	—	5,952,214	—	5,952,214
Total Assets	$132,136,902	$433,133,803	$—	$565,270,705

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Liabilities)	Prices	Inputs	Inputs	Total
Forward Foreign Currency
Exchange Contracts*	$—	$41	$—	$41

*	This amount is reported as unrealized gain/(loss) at period end.

Please refer to the detailed portfolio for the breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, reverse repurchase agreements of $97,309,579 are categorized as Level 2 within the disclosure hierarchy.
The Fund did not hold any Level 3 securities during the period ended April 30, 2018.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended April 30, 2018, there were no transfers between levels.

32 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2018

ASSETS:
Investments, at value (cost $554,830,235)	$565,267,476
Cash	164,609
Unrealized appreciation on forward foreign currency exchange contracts	3,229
Receivables:
Investments sold	5,517,818
Interest	4,279,556
Dividends	455,149
Tax reclaims	1,753
Total assets	575,689,590
LIABILITIES:
Margin loan	130,000,000
Reverse repurchase agreements	97,309,579
Interest due on borrowings	424,050
Unrealized depreciation on forward foreign currency exchange contracts	41
Payable for:
Investments purchased	9,763,525
Investment advisory fees	252,210
Servicing fees	98,082
Professional fees	59,364
Other fees	156,459
Total liabilities	238,063,310
NET ASSETS	$337,626,280
NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited number of shares authorized,
20,043,745 shares issued and outstanding	$20,044
Additional paid-in capital	360,576,088
Distributions in excess of net investment income	(9,522,001)
Accumulated net realized loss on investments, written options, foreign currency
transactions and forward foreign currency exchange contracts	(23,895,981)
Net unrealized appreciation on investments, foreign currency translations and
forward foreign currency exchange contracts	10,448,130
NET ASSETS	$337,626,280
Shares outstanding ($0.001 par value with unlimited amount authorized)	20,043,745
Net asset value, offering price and redemption price per share	$16.84

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 33

STATEMENT OF OPERATIONS	April 30, 2018
For the Six Months Ended April 30, 2018 (Unaudited)

INVESTMENT INCOME:
Interest	$9,464,754
Dividends	2,200,104
Total investment income	11,664,858
EXPENSES:
Interest expense	3,582,229
Investment advisory fees	1,543,466
Servicing fees	600,237
Professional fees	141,884
Trustees’ fees and expenses*	80,278
Administration fees	62,710
Fund accounting fees	59,020
Insurance	39,349
Printing fees	27,510
Custodian fees	11,950
NYSE listing fees	11,765
Transfer agent fees	9,367
Other fees	6,567
Total expenses	6,176,332
Net investment income	5,488,526
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	9,737,227
Foreign currency transactions	(8,225)
Forward foreign currency exchange contracts	(32,929)
Written options	6,806
Purchased options	(235,887)
Net realized gain	9,466,992
Net change in unrealized appreciation (depreciation) on:
Investments	(16,673,770)
Foreign currency translations	8,149
Forward foreign currency exchange contracts	(38,066)
Net change in unrealized appreciation (depreciation)	(16,703,687)
Net realized and unrealized loss	(7,236,695)
Net decrease in net assets resulting from operations	$(1,748,169)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

34 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	April 30, 2018

	Period Ended
	April 30, 2018	Year Ended
	(Unaudited)	October 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,488,526	$16,017,754
Net realized gain on investments, written options, foreign
currency transactions and forward foreign currency exchange
contracts	9,466,992	20,667,079
Net change in unrealized appreciation (depreciation) on
investments, written options, foreign currency
translations and forward foreign currency exchange contracts	(16,703,687)	21,661,776
Net increase (decrease) in net assets resulting from operations	(1,748,169)	58,346,609
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(14,014,586)	(17,334,952)
Return of capital	—	(11,167,493)
Total distributions	(14,014,586)	(28,502,445)
SHAREHOLDER TRANSACTIONS:
Cost of shares redeemed through tender offer	—	(59,968,535)
Net decrease in net assets	(15,762,755)	(30,124,371)
NET ASSETS:
Beginning of period	353,389,035	383,513,406
End of period	$337,626,280	$353,389,035
Distributions in excess of net investment income at end of period	$(9,522,001)	$(995,941)

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 35

STATEMENT OF CASH FLOWS	April 30, 2018
For the Six Months Ended April 30, 2018 (Unaudited)

Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$(1,748,169)
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	16,673,770
Net change in unrealized (appreciation) depreciation on foreign
currency translations	(8,149)
Net change in unrealized (appreciation) depreciation on forward foreign currency
exchange contracts	38,066
Net realized gain on investments	(9,737,227)
Net realized gain on written options	(6,806)
Net realized loss on purchased options	235,887
Purchase of long-term investments	(370,518,701)
Proceeds from sale of long-term investments	371,956,192
Net proceeds (purchases) from sale of short-term investments	3,093,949
Net accretion of bond discount and amortization of bond premium	(53,532)
Premiums received on written options	881,216
Cost of closing written options	(874,410)
Increase in dividends receivable	(62,643)
Decrease in interest receivable	356,729
Increase in investments sold receivable	(3,866,385)
Increase in tax reclaims receivable	(63)
Decrease in other assets	20,920
Increase in investments purchased payable	7,223,749
Increase in interest due on borrowings	411,795
Decrease in investment advisory fees payable	(14,522)
Decrease in professional fees payable	(144,176)
Decrease in servicing fees payable	(5,647)
Increase in other fees payable	11,282
Net Cash Provided by Operating and Investing Activities	13,863,125
Cash Flows From Financing Activities:
Distributions to common shareholders	(14,014,586)
Proceeds from margin loan	150,000,000
Payments made on margin loan	(170,000,000)
Proceeds from reverse repurchase agreements	97,000,000
Payments made on reverse repurchase agreements	(76,690,421)
Net Cash Used in Financing Activities	(13,705,007)
Net increase in cash	158,118
Cash at Beginning of Period	6,491
Cash at End of Period	164,609
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$2,860,855

See notes to financial statements.

36 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	April 30, 2018

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Period
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2018	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)(g)	2017	2016	2015	2014	2013

Per Share Data:
Net asset value, beginning of period	$17.63	$16.26	$17.11	$19.00	$19.76	$17.19
Income from investment operations:
Net investment income(a)	0.27	0.69	0.75	0.65	0.71	0.74
Net gain (loss) on investments (realized and unrealized)	(0.36)	1.86	(0.47)	(1.41)	(0.34)	2.87
Distributions to preferred shareholders from Net investment
income (common share equivalent basis)	—	—	—	—	—	(0.02)
Total from investment operations	(0.09)	2.55	0.28	(0.76)	0.37	3.59
Less distributions from:
Net investment income	(0.70)	(0.75)	(0.74)	(0.76)	(1.13)	(1.13)
Return of capital	—	(0.49)	(0.39)	(0.37)	—	—
Total distributions to shareholders	(0.70)	(1.24)	(1.13)	(1.13)	(1.13)	(1.13)
Increase resulting from tender and repurchase of Auction
Market Preferred Shares (Note 8)	—	—	—	—	—	0.11
Increase resulting from tender offer and repurchase of
Common Shares (Note 8)	—	0.06	—	—	—	—
Net asset value, end of period	$16.84	$17.63	$16.26	$17.11	$19.00	$19.76
Market value, end of period	$15.18	$16.09	$14.01	$14.13	$17.34	$17.81
Total Return(b)
Net asset value	(0.62%)	16.55%	1.94%	(4.20%)	1.73%	22.09	%(c)
Market value	(1.34%)	24.20%	7.57%	(12.57%)	3.49%	12.90%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$337,626	$353,389	$383,513	$403,555	$448,033	$466,031

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 37

FINANCIAL HIGHLIGHTS continued	April 30, 2018

	Period
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2018		October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)(g)		2017	2016	2015	2014	2013
Ratio to average net assets of:
Net investment income, prior to the effect of dividend to
preferred shares, including interest expense	3.17	%(g)	4.04%	4.66%	3.56%	3.58%	3.96%
Net investment income, after the effect of dividends to preferred
shares, including interest expense	3.17	%(g)	4.04%	4.66%	3.56%	3.58%	3.85%
Total expenses(d)(e)	3.56	%(g)	2.72%	2.92%	2.48%	2.32%	2.37%
Portfolio turnover rate	70%		110%	98%	117%	264%	240%
Senior Indebtedness
Borrowings - committed facility agreement (in thousands)	$130,000		$150,000	$170,000	$170,000	$170,000	$170,000
Asset Coverage per $1,000 of borrowings(f)	$4,346		$3,869	$3,797	$3,915	$4,177	$4,283
Reverse Repurchase Agreements (in thousands)(h)	$97,310		$77,000	$92,000	$92,000	$92,000	$92,000
Total Borrowings and reverse repurchase agreements outstanding
(in thousands)	$227,310		$227,000	$262,000	$262,000	$262,000	$262,000
Asset Coverage per $1,000 of indebtedness(i)	$2,485		$2,557	$2,464	$2,540	$2,710	$2,779

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.

(c)
Included in the total return at NAV is the impact of the tender and repurchase by the Fund of a portion of its Auction Market Preferred Shares (“AMPS”) at 99% of the AMPS’ per share liquidation preference. Had this transaction not occurred, the total return at net asset value would have been lowered by 0.67%.

(d)
Expense ratio does not reflect the fees and expenses incurred directly by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.00%, 0.00%, 0.01%, 0.01%, 0.08% and 0.02% for the period ended April 30, 2018 and the years ended October 31, 2017, 2016, 2015, 2014 and 2013.

(e)	Excluding interest expense, the operating expense ratio for the period ended April 30 and the years ended October 31, would be:

April 30, 2018	2017	2016	2015	2014	2013
1.50%	1.49%	1.52%	1.42%	1.37%	1.47%

(f)	Calculated by subtracting the Fund’s total liabilities (not including borrowings or reverse repurchase agreements) from the Fund’s total assets and dividing by the borrowings.
(g)	Annualized.
(h)
As a result of the Fund having earmarked or segregated cash or liquid securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

(i)
Calculated by subtracting the Fund’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Fund’s total assets and dividing by the borrowings and reverse repurchase agreements.

See notes to financial statements.

38 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2018

Note 1 – Organization:
Advent Claymore Convertible Securities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
The following is a summary of significant accounting policies followed by the Fund.
(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of over-the-counter (“OTC”) swap agreements entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value provided by an independent pricing service. Forward foreign currency exchange contracts are valued

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

daily at current exchange rates. Swaps are valued daily by independent pricing services or dealers using the mid price. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value. The Fund values money market funds at net asset value.
For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.
Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis. There were no securities fair valued in accordance with such procedures established by the Board of Trustees as of April 30, 2018.
GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical securities
Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g., quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)
Level 3 – significant unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair value)
Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

40 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. OTC derivative contracts including forward currency contracts, swap contracts and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within Level 2 of the fair value hierarchy.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.
(c) Cash and Cash Equivalents
The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

(d) Due from Broker
Amounts due from broker, if any, may include cash due to the Fund as proceeds from investments sold, but not yet purchased as well as pending investment and financing transactions, which may be restricted until the termination of the financing transactions.
(e) Restricted Cash
A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps, forward foreign currency exchange contracts and securities purchased on a when issued or delayed delivery basis.
On April 30, 2018, there was no restricted cash.
(f) Convertible Securities
The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.
(g) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from the holding of a foreign currency, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.
Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.
(h) Covered Call and Put Options
The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.
The Fund may purchase and sell (“write”) put and call options to manage and hedge risk within its portfolio and to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
When an option is purchased, the premium paid by the Fund for options purchased is included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on Purchased options on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as Written options, at value, in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
The Fund is not subject to credit risk in options written as the counterparty has already performed its obligations by paying the premium at the inception of the contract.
(i) Swap Agreements
The Fund may engage in various swap transactions, including interest rate and credit default swaps to manage interest rate (e.g., duration, yield curve) and credit risk. The Fund may also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows or assets at specified, future intervals.
Upfront payments made and/or received by the Fund is recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swap agreements on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Cash collateral posted by the Fund is included on the Statement of Assets and Liabilities as Restricted Cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by the custodian.
(j) Forward Foreign Currency Exchange Contracts
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included in realized gain (loss) on forward foreign currency exchange contracts on the Statement of Operations.
Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
(k) Senior Floating Rate Interests
Senior floating rate interests, or term loans, in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.
(l) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Fund delivers to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are valued based on the amount of cash received, which represents fair value. Reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

Statement of Operations. The Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the life of the agreement, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.
(m) Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.
Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.
Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.
Interest Rate Risk. Convertible and nonconvertible income-producing securities including preferred stock and debt securities (collectively, “income securities”) are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

involve a greater risk of default or decline in market value due to adverse economic and issuer specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.
Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.
Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts, and reverse repurchase agreements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

(n) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(o) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Management Agreement, Servicing Agreement and Other Agreements:
Pursuant to the Investment Management Agreement (the “Agreement”) between the Fund and Advent Capital Management, LLC (“Advent” or the “Investment Adviser”), the Investment Adviser is responsible for the daily management for the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Investment Adviser will receive an annual fee from the Fund based on the average value of the Fund’s Managed Assets. Managed Assets means the total of assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) less the sum of accrued liabilities (other than debt representing financial leverage, if any). In addition, subject to the approval of the Fund’s Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Investment Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Investment Adviser. For the six months ended April 30, 2018, the Investment Adviser was not reimbursed by the Fund for these items. The annual fee will be determined as follows:
(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets.
(b) If the average value of the Fund’s Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.55% of the average value of the Fund’s Managed Assets.
Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC, the Fund’s servicing agent (the “Servicing Agent”) will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee of 0.21% of the average value of the Fund’s Managed Assets.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.
MUFG Investor Services (US), LLC (“MUIS”) provides fund administration services to the Fund. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets.
Certain officers and trustees of the Fund are also officers and directors of the Investment Adviser or Servicing Agent. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.
Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.
As of April 30, 2018, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options, swap agreements, forward foreign currency exchange contracts and foreign currency translations are as follows:

Cost of			Net Tax
Investments	Gross Tax	Gross Tax	Unrealized
for Tax	Unrealized	Unrealized	Appreciation
Purposes	Appreciation	Depreciation	on Investments
$555,668,184	$24,776,266	$(15,173,786)	$9,602,480

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income adjustments for tax purposes on certain convertible securities.
As of October 31, 2017, (the most recent fiscal year end for federal income tax purposes), the tax components of accumulated earnings/(losses) (excluding paid-in capital) were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$ —	$ (32,030,101)

The differences between book basis and tax basis undistributed long-term gains/(accumulated capital losses) are attributable to the tax deferral of losses on wash sales.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

At October 31, 2017, (the most recent fiscal year end for federal income tax purposes), the Fund had a capital loss carryforward available as shown in the table below, to offset possible future capital gains through the years indicated. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Total
Expires	Unlimited	Unlimited	Capital Loss
in 2019	Short-Term	Long-Term	Carryforward
$ 1,291,643	$ 14,180,851	$ 16,557,607	$ 32,030,101

For the year ended October 31, 2017, (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid, as reflected on the Statements of Changes in Net Assets, was $17,334,952 of ordinary income and $11,167,493 of return of capital.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Note 5 – Investments in Securities:
For the period ended April 30, 2018, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $370,518,701 and $371,956,192, respectively.
Note 6 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.
Income – the use of any instrument that distributes cash flows typically based upon some rate of interest.
Speculation – the use of an instrument to express macro-economic and other investment views.
(a) Covered Call and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
The Fund’s exchange traded options are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across the transactions).
As of April 30, 2018, there were no call or put options outstanding.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

(b) Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on forward foreign currency exchange contracts.
Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.
(c) Swap Agreements
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments.
Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if any.
Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.
There were no credit default swap agreements outstanding as of April 30, 2018.
(d) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of April 30, 2018.

Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments ($000s):
Asset Derivatives			Liability Derivatives
	Statement of Assets		Statement of Assets and
Primary Risk Exposure	and Liabilities Location	Fair Value	Liabilities Location	Fair Value
Foreign Exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	$3	exchange contracts	—
Total		$3		$—

The following table presents the effect of derivatives instruments on the Statement of Operations for the six months ended April 30, 2018.

Effect of Derivative Instruments on the Statement of Operations: ($000s)
Amount of Realized Gain (Loss) on Derivatives
Forward
Foreign
Currency
	Written	Purchased	Exchange
Primary Risk Exposure	Options	Options	Contracts	Total
Equity risk	$ 7	$ (236)	$ –	$ (229)
Foreign Exchange risk	–	–	(33)	(33)
Total	$ 7	$ (236)	$ (33)	$ (262)
Change in Unrealized Appreciation (Depreciation) on Derivatives ($000s)
Forward
Foreign
Currency
Exchange
Primary Risk Exposure			Contracts	Total
Foreign Exchange risk			$ (38)	$ (38)

Derivative Volume

Options Contracts:
Quarterly Average Outstanding Notional Amount of Written Options	$ —*
Quarterly Average Outstanding Notional Amount of Purchased Options	$ —*

Forward Foreign Currency Exchange Contracts:
Quarterly Average Outstanding Settlement Value Purchased	$587,615
Quarterly Average Outstanding Settlement Value Sold	$946,426

*
Options contracts were outstanding for 37 days during the period ended April 30, 2018. The daily average outstanding notional amount of options during the period was $1,071,779 for Written Options and $399,514 for Purchased Options.

The Fund’s derivatives contract held at April 30, 2018 are not accounted for as hedging instruments under GAAP.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

Note 7 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
Master Repurchase Agreements govern repurchase and reverse repurchase agreements between the Fund and the counterparties. Master Repurchase Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as restricted cash and deposits due to counterparties, respectively. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counter party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with GAAP.

			Gross	Net Amounts		Gross Amounts Not Offset
			Amounts	of Liabilities		in the Statement of
		Gross	Offset in the	Presented in		Assets and Liabilities
		Amounts of	Statement	the Statement	Derivatives		Cash
	Investment	Recognized	of Assets &	of Assets &	Available	Financial	Collateral	Net
Counterparty	Type	Assets	Liabilities	Liabilities	for Offset	Instruments	Received	Amount
Bank of New York	Forward	$3,229	$ —	$3,229	$(41)	$ —	$ —	$ 3,188
Mellon	Foreign
Currency
Exchange
Contracts
			Gross	Net Amounts		Gross Amounts Not Offset
			Amounts	of Liabilities		in the Statement of
		Gross	Offset in the	Presented in		Assets and Liabilities
		Amounts of	Statement	the Statement	Derivatives		Cash
	Investment	Recognized	of Assets &	of Assets &	Available	Financial	Collateral	Net
Counterparty	Type	Liabilities	Liabilities	Liabilities	for Offset	Instruments	Pledged	Amount
Societe	Reverse	$97,309,579	$ —	$97,309,579	$ —	$(97,309,579)	$ —	$ —
Generale	Repurchase
Agreement
Bank of New York	Forward	41	—	41	(41)	—	—	—
Mellon	Foreign
Currency
Exchange
Contracts

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged for the reverse repurchase agreement was $54,186,151.
Note 8 – Capital:
Common Shares
The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 20,043,745 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the six months ended April 30, 2018, or the year ended October 31, 2017. As of April 30, 2018, Advent Capital Management LLC, the Fund’s Investment Adviser, owned 14,449 shares of the Fund.
Tender Offer
On August 9, 2017, the Fund announced the commencement of a tender offer by the Fund to acquire in exchange for cash up to 3,537,132 (approximately 15%) of the Fund’s outstanding shares at a price equal to 98.0% of the Fund’s NAV as of close of regular trading on the New York Stock Exchange on the business day immediately following the day the offer expires. A total of 8,775,224 shares were duly tendered and not withdrawn. Because the number of shares tendered exceeded 3,537,132 shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 33% of shares for each shareholder who properly tendered shares were accepted for payment. The purchase price of properly tendered shares was $16.954 per share. Shares that were tendered but not accepted for purchase and shares that were not tendered remain outstanding. The Fund accepted 3,537,132 shares for payment. Final payment was made on September 13, 2017 in the aggregate amount equal to $59,968,535.

Transactions in common shares were as follows:

	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
Beginning shares	20,043,745	23,580,877
Common shares redeemed through tender offer	—	(3,537,132)
Ending shares	20,043,745	20,043,745

Preferred Shares
On June 19, 2003, the Fund’s Board of Trustees authorized the issuance of Auction Market Preferred Shares (“AMPS” or “Preferred Shares”), as part of the Fund’s leverage strategy. AMPS issued by the Fund had seniority over the common shares.
On July 24, 2003, the Fund issued 2,150 shares of Series M7, 2,150 shares of Series T28, 2,150 shares of Series W7 and 2,150 shares of Series TH28, each with a liquidation value of $25,000 per share plus accrued dividends. In addition, on March 16, 2004, the Fund issued 1,200 shares of Series F7 and 1,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends.
The Fund redeemed preferred shares during the year ended October 31, 2009. The number of shares and dollar amount redeemed were as follows:

	Number of
	Shares	Amount
Series	Redeemed	Redeemed
M7	102	$2,550,000
T28	102	$2,550,000
W7	102	$2,550,000
W28	56	$1,440,000
TH28	102	$2,550,000
F7	56	$1,440,000

On November 9, 2012, the Fund commenced a tender for up to 100% of its outstanding AMPS. The Fund offered to purchase the AMPS at 99% of the liquidation preference of $25,000 (or $24,750 per share), plus any unpaid dividends accrued through the expiration of the offer.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

On December 13, 2012, the Fund announced the expiration and results of the tender offer (the “Tender Offer”). The Fund accepted for payment 10,417 AMPS that were properly tendered and not withdrawn, which represented approximately 99.4% of its then outstanding AMPS. Details of the number of AMPS tendered and not withdrawn per series are provided in the table below:

			Number of AMPS
		Number of	Outstanding
		AMPS	After
Series	CUSIP	Tendered	Tender Offer
M7	00764C208	2,023	25
T28	00764C307	2,046	2
W7	00764C406	2,018	30
W28	00764C703	1,143	1
TH28	00764C505	2,046	2
F7	00764C604	1,141	3

On May 10, 2013, the Fund announced an at-par redemption of all of its remaining outstanding AMPS, liquidation preference $25,000 per share. The Fund redeemed its remaining $1,575,000 of outstanding AMPS. The redemption price was equal to the liquidation preference of $25,000 per share, plus accumulated but unpaid dividends as of the applicable redemption date as noted in the table below:

		Number of
		AMPS	Amount	Redemption
Series	CUSIP	Redeemed	Redeemed	Date
M7	00764C208	25	$625,000	June 18, 2013
T28	00764C307	2	50,000	June 26, 2013
W7	00764C406	30	750,000	June 13, 2013
W28	00764C703	1	25,000	June 13, 2013
TH28	00764C505	2	50,000	June 14, 2013
F7	00764C604	3	75,000	June 17, 2013

Note 9 – Borrowings:
On November 9, 2012, the Fund entered into a five year margin loan agreement with an approved counterparty whereby the counterparty agreed to provide secured financing to the Fund and the Fund provided pledged collateral to the lender. The interest rate on the amount borrowed was a fixed 1.74%. An unused commitment fee of 0.25% was charged on the difference between the $170,000,000 margin loan agreement and the amount borrowed. If applicable, the unused commitment fee was included in Interest Expense on the Statement of Operations. On December 20, 2012, the Fund borrowed $170,000,000 under the margin loan agreement. On December 15, 2017, the Fund terminated its existing margin loan agreement and repaid the $150,000,000 loan amount outstanding thereunder.
On December 20, 2012, the Fund entered into a three year fixed rate reverse repurchase agreement. Under a reverse repurchase agreement, the Fund temporarily transferred possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agreed to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. On December 20, 2012, the Fund entered into a $92,000,000 reverse repurchase agreement with Bank of America Merrill Lynch which expired on December 20, 2015. The interest rate on the reverse repurchase agreement was a fixed 1.63%. On December 9, 2015, the Fund terminated its $92,000,000 reverse repurchase agreement with Bank of America Merrill Lynch. Concurrent with this termination on December 9th, the Fund entered into a $92,000,000 reverse repurchase agreement with Société Générale with an initial scheduled expiration date of December 9, 2017.
Concurrent with the termination and repayment of the margin loan on December 15, 2017, the Fund entered into a new senior secured credit agreement and an amended and restated reverse repurchase agreement with Société Générale. Under the terms of the new credit agreement, the Fund’s credit facility is as follows: 175-day evergreen maturity floating rate: $20,000,000; 3-year maturity fixed rate: $65,000,000; and 5-year maturity fixed rate: $65,000,000. The interest rates on the credit facility are as follows: 175-day evergreen floating: 3-month LIBOR + 0.85%; 3-year fixed: 3.43%; and 5-year fixed: 3.83%. The Fund pays a commitment fee on the undrawn portion of the 175-day evergreen facility in the amount of 0.25% per annum. If applicable, the unused commitment fee is included in Interest Expense on the Statement of Operations. Under the terms of the new reverse repurchase agreement, the Fund’s repurchase facility is as follows: 175-day evergreen floating: $13,000,000; 3-year fixed: $32,000,000; and 5-year fixed: $32,000,000. The interest rate on each tranche of the reverse repurchase agreement is the same as the rate on the credit-facility tranche of the same tenor and rate type. The Fund borrowed $150,000,000 under the new credit facility on December 15, 2017. On March 14, 2018 the Fund reallocated its leverage with Société Générale, terminating its $20,000,000 floating rate margin loan and increasing its floating rate reverse repurchase agreement by $20,000,000.
As of April 30, 2018, there was $130,000,000 outstanding in connection with the Fund’s margin loan agreement. The average daily amount of borrowings on the margin loan during the six months ended April 30, 2018 was $144,696,133 with a related average interest rate of 3.01%. As of April 30, 2018, there was $97,309,579 outstanding in connection with the Fund’s reverse repurchase agreements. The average daily amount of the reverse repurchase agreement during the period ended April 30, 2018 was $82,303,867 with a related average interest rate of 3.12%. The average borrowings on the margin loan and reverse repurchase agreement for the six months ended April 30, 2018 was $227,000,000 at an average interest rate of 3.05%.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of April 30, 2018, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and	Up to	31 – 90	Greater than
	Continuous	30 days	days	90 days	Total
Corporate Bonds	$ —	$ —	$ —	$ 48,115,076	$ 48,115,076
Common Stocks	—	—	—	20,429,267	20,429,267
Convertible Bonds	—	—	—	19,697,625	19,697,625
Convertible Preferred
Stocks	—	—	—	9,067,611	9,067,611
Total Borrowings	$ —	$ —	$ —	$ 97,309,579	$ 97,309,579
Gross amount of
recognized liabilities
for reverse repurchase
agreements	$ —	$ —	$ —	$ 97,309,579	$ 97,309,579

As of April 30, 2018, the total amount of securities segregated in connection with borrowings and reverse repurchase agreements was $465,510,670.
The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment. The agreements governing the margin loan and reverse repurchase agreement include usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.
Note 10 – Subsequent Events:
Previously, the Boards of Trustees of Advent Claymore Convertible Securities and Income Fund II (“AGC”), Advent/Claymore Enhanced Growth & Income Fund (“LCM”) and Advent Claymore Convertible Securities and Income Fund (“AVK”) approved the merger of each of AGC and LCM with and into AVK (the “Mergers”). On May 21, 2018, each of AGC and LCM entered into a separate Agreement and Plan of Merger with AVK. Accordingly, at the Joint Annual Meeting of Shareholders to be held on July 20, 2018, shareholders of each of AGC, LCM and AVK will be asked to vote to approve the Mergers.

58 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

Subject to the necessary shareholder approvals, it is anticipated that the Mergers will occur in the third quarter of 2018. Upon completion of the Mergers, each of AGC and LCM will merge directly with and into AVK, and shareholders of each of AGC and LCM will become shareholders of AVK and will receive AVK shares, the aggregate net asset value (NAV) (not the market value) of which will equal the aggregate NAV (not the market value) of the shares of AGC or LCM, as applicable, held immediately prior to the Mergers, less merger costs. Approval of the merger of AGC into AVK is not contingent upon approval of LCM into AVK, and likewise, approval of the merger of LCM into AVK is not contingent upon approval of AGC into AVK. In the event the Mergers are consummated, the combined fund will operate pursuant to the investment policies of AVK.
Advent Capital Management, LLC (“Advent”) serves as investment adviser to AVK and investment manager to AGC and LCM. Advent is responsible for the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund. Guggenheim Funds Distributors, LLC (“GFD”) serves as servicing agent to AVK. Guggenheim Funds Investment Advisers, LLC (“GFIA”), an affiliate of GFD, serves as investment adviser to AGC and LCM. In light of the proposed Mergers, effective as of June 19, 2018, GFIA has agreed to voluntarily waive a portion of the advisory fee for each of AGC and LCM. The advisory fee for each of AGC and LCM, after giving effect to such waiver, is 0.30% of the Fund's Managed Assets. Such waiver will remain in place until the closing of the Mergers. After the Mergers, Advent will continue in its current role as investment adviser to AVK with respect to the combined fund and GFD will continue in its current role as servicing agent to AVK with respect to the combined fund.
More information regarding the proposed Mergers is provided in the Joint Proxy Statement/Prospectus that was filed on May 29, 2018 with the Securities and Exchange Commission (“SEC”) and available on the SEC’s website (www.sec.gov).
On May 1, 2018, the Fund declared a monthly distribution to common shareholders of $0.1172 per common share. The distribution is payable on May 31, 2018 to shareholders of record on May 15, 2018.
On June 1, 2018, the Fund declared a monthly distribution to common shareholders of $0.1172 per common share. The distribution is payable on June 29, 2018 to shareholders of record on June 15, 2018.
The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 59

OTHER INFORMATION (Unaudited)	April 30, 2018

Federal Income Tax Information
In January 2019, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2018.
Sector Classification
Information in the “Portfolio of Investments” is categorized by sectors using sector-level Classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

60 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	April 30, 2018

Trustees
The Trustees of the Advent Claymore Convertible Securities and Income Fund and their principal business occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees
Independent Trustees:
Randall C.	Trustee	Since 2005	Current: Private Investor (2001-present).	51	Current: Trustee, Purpose Investments
Barnes++					Funds (2014-present).
(1951)			Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).
Daniel L. Black+	Trustee	Since 2005	Current: Managing Partner, the Wicks Group of Cos., LLC (2003-present).	3	Current: Little Sprouts, LLC (2015-
(1960)					present); Harlem Lacrosse & Leadership
			Former: Managing Director and Co-head of the Merchant Banking Group		Inc. (2014-present); Bendon Publishing
			at BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head		International (2012-present); Antenna
			of U.S. Corporate Banking at BNY Mellon (1995-1998).		International, Inc. (2010-present);
Bonded Services, Ltd. (2011-present).

Former: Penn Foster Education Group,
Inc. (2007-2009).

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 61

OTHER INFORMATION (Unaudited) continued	April 30, 2018

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees
Independent Trustees continued:
Derek Medina+	Trustee	Since 2003	Current: Senior Vice President, Business Affairs at ABC News (2008-present).	3	Current: Young Scholar’s Institute
(1966)					(2005-present); Oliver Scholars
			Former: Vice President, Business Affairs and News Planning at ABC News		(2011-present).
(2003-2008); Executive Director, Office of the President at ABC News
(2000-2003); Associate at Cleary Gottlieb Steen & Hamilton (law firm)
(1995-1998); Associate in Corporate Finance at J.P. Morgan/Morgan
Guaranty (1988-1990).
Ronald A.	Trustee and	Since 2003	Current: Partner, Momkus McCluskey LLC (2016-present).	51	Current: PPM Funds (February 2018-
Nyberg++	Chairman of the				present); Edward-Elmhurst Healthcare
(1953)	Nominating and		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		System (2012-present); Western Asset
	Governance		General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).		Inflation-Linked Opportunities &
	Committee				Income Fund (2004-present); Western
Asset Inflation-Linked Income Fund
(2003-present).
Gerald L. Seizert,	Trustee	Since 2003	Current: Managing Partner of Seizert Capital Partners, LLC, where	3	Current: Beaumont Hospital
CFA, CIC+			he directs the equity disciplines of the firm.		(2012-present).
(1952)
			Former: Co-Chief Executive (1998-1999) and a Managing Partner and		Former: University of Toledo
			Chief Investment Officer – Equities of Munder Capital Management, LLC		Foundation (2013-2017).
(1995-1999); Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P.
(asset manager) (1984-1995); Vice President and Portfolio Manager at First of
America Bank (1978-1984).

62 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	April 30, 2018

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees
Independent Trustees continued:
Michael A. Smart+	Trustee	Since 2003	Current: Managing Partner, CSW Private Company (2014-present),	3	Current: National Association of
(1960)			Managing Partner, Cordova, Smart & Williams, LLC (2003-present).		Investment Companies (“NAIC”)
(2010-present); Sprint Industrial
			Former: Principal, First Atlantic Capital Ltd. (2001-2003); Managing Director		Holdings (2007-present).
in Investment Banking – the Private Equity Group (1995-2001) and a Vice
			President in Investment Banking – Corporate Finance (1992-1995) at Merrill		Former: Berkshire Blanket, Holdings,
			Lynch & Co; Founding Partner of The Carpediem Group, a private placement		Inc. (2006-2016); Sqwincher Holdings
			firm (1991-1992); Associate at Dillon, Read and Co. (investment bank) (1988-1990).		(2006-2015).

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 63

OTHER INFORMATION (Unaudited) continued	April 30, 2018

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees
Interested Trustee:
Tracy V. Maitland+ø	Trustee,	Since 2003	Current: President and Founder, Advent Capital Management, LLC	3	None.
(1960)	Chairman,		(2001-present).
President and
	Chief		Former: President, Advent Capital Management, a division of
	Executive		Utendahl Capital.
Officer

+	Address of all Trustees noted: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
++	Address of all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

- Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees. The term of the Class III Trustees will continue until the 2018 annual meeting of shareholders or until successors shall have been elected and qualified.

- Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees. The term of the Class I Trustees will continue until the 2019 annual meeting of shareholders or until successors shall have been elected and qualified.

- Mr. Michael A. Smart and Mr. Daniel L. Black are the Class II Trustees. The term of the Class II Trustees will continue until the 2020 annual meeting of shareholders or until successors shall have been elected and qualified.

**
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

ø
Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Adviser.

64 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	April 30, 2018

Officers
The Officers of the Advent Claymore Convertible Securities and Income Fund, who are not Trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Edward C. Delk	Secretary and	Since 2012	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).
(1968)	Chief
	Compliance		Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012); Associate General Counsel,
	Officer		TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).
Tony Huang	Vice President	Since 2014	Current: Vice President, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007-present).
(1976)	and Assistant
	Secretary		Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst, Abacus
Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments (1996-2000).
Robert White	Treasurer and	Since 2005	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)	Chief Financial
	Officer		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*	Address for all Officers: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 65

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2018

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

66 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	April 30, 2018

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 67

FUND INFORMATION	April 30, 2018

Board of Trustees	Investment Adviser
Randall C. Barnes	Advent Capital Management, LLC
Daniel L. Black	New York, NY
Tracy V. Maitland,*
Chairman	Servicing Agent
Derek Medina	Guggenheim Funds Distributors, LLC
Ronald A. Nyberg	Chicago, IL
Gerald L. Seizert
Michael A. Smart	Accounting Agent and Custodian
The Bank of New York Mellon
* Trustee is an “interested person” of the Fund	New York, NY
as defined in the Investment Company Act of
1940, as amended.	Administrator
MUFG Investor Services (US), LLC
Officers	Rockville, MD
Tracy V. Maitland
President and Chief Executive Officer	Transfer Agent
Robert White	Computershare Trust Company, N.A.
Treasurer and Chief Financial Officer	Jersey City, NJ
Edward C. Delk
Secretary and Chief Compliance Officer	Legal Counsel
Tony Huang	Skadden, Arps, Slate, Meagher
Vice President and Assistant Secretary	& Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
New York, NY

68 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION continued	April 30, 2018

Portfolio Managers of the Fund
The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent), David Hulme (Managing Director of Advent), Michael Brown (Managing Director of Advent) and Tony Huang (Vice President of Advent).
Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at guggenheiminvestments.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/avk. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330, or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 69

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ABOUT THE FUND MANAGER

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.
Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.
Investment Process
Advent manages securities by using a strict four-step process:
1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
888 Seventh Avenue, 31st Floor	227 West Monroe Street
New York, NY 10019	Chicago, IL 60606
Member FINRA/SIPC
(06/18)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-AVK-SAR-0418

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)	Not applicable for a semi-annual reporting period.
(b)	There has been no change, as of the date of this filing, in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.
Item 13.  Exhibits.
(a)(1) Not applicable.

(a)(2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)  Not applicable.
(b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Advent Claymore Convertible Securities and Income Fund
By:       /s/ Tracy V. Maitland
Name:  Tracy V. Maitland
Title:    President and Chief Executive Officer
Date:   July 6, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:       /s/ Tracy V. Maitland
Name:  Tracy V. Maitland
Title:    President and Chief Executive Officer
Date:    July 6, 2018
By:       /s/ Robert White
Name:  Robert White
Title:   Treasurer and Chief Financial Officer
Date:   July 6, 2018